LEASE EXPENSES	12 Months Ended
Dec. 31, 2019
Lease Expenses
LEASE EXPENSES
IN MILLIONS OF USD	2019	2018	2017
Lease expenses relating to variable lease payments 1	(136.6)	(441.1)	(414.0)
Lease expenses low value contracts	(1.0)	–	–
Sublease income	6.4	12.5	11.6
Total	(131.2)	(428.6)	(402.4)

1	Short-term and low value leases are not material.

Future lease expense payments are uncertain as they are: a) dependent on future sales levels and primarily reflect the variable rent in addition to MAG, b) subject to future contract amendments and lease extensions, c) subject to exchange rates and d) unique for each agreement. For 2020, Hudson estimates lease expenses to be between 5% and 9% of turnover.

Variable lease expense approximates the related cash flows due to the short payment term characteristic of these contracts.